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                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        August 15, 1997 (July 31, 1997)
                ------------------------------------------------
                Date of Report (Date of earliest event reported)

                             PHILIP SERVICES CORP.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


                 Ontario                 0-20854         Not Applicable
      -----------------------------  ----------------  -------------------
      (State or other jurisdiction)  (Commission File    (IRS Employer
            of incorporation)             Number)      Identification No.)


  100 King Street West, P.O. Box 2440, LCD1, Hamilton, Ontario, Canada L8N 4J6
  ----------------------------------------------------------------------------
     (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (905) 521-1600

                           PHILIP ENVIRONMENTAL INC.
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)


                                  Page 1 of 7
                            Exhibit Index on Page 5


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

On July 31, 1997, the Registrant acquired by merger (the "Allwaste Merger") all of the issued and outstanding shares of common stock, par value $.01 per share (the "Allwaste Shares") of Allwaste, Inc., a Delaware corporation ("Allwaste") pursuant to the terms of a merger agreement dated March 5, 1997 (the "Allwaste Merger Agreement"), among the Registrant, Taro Aggregates Ltd, an Ontario corporation and a wholly owned subsidiary of the Registrant ("Taro"), Philip/Atlas Merger Corp., a Delaware corporation and a wholly owned subsidiary of Taro ("Sub"), and Allwaste. In the Allwaste Merger, Sub was merged with and into Allwaste, and each Allwaste Share was converted into 0.611 common shares of the Registrant ("Philip Shares"). The information required by this Item 2 concerning the Allwaste Merger is set forth in the Registrant's prospectus filed with the Securities and Exchange Commission (the "Commission") pursuant to Rule 424(b) on June 30, 1997 relating to the Registrant's Registration Statement on Form F-4 (Commission File No. 333-6272) and which is incorporated by reference as Exhibit 99.1 to this Current Report (the "424(b) Prospectus").

Also on July 31, 1997, the Registrant acquired by merger (the "Serv-Tech Merger") all of the issued and outstanding shares of common stock, par value $0.50 per share (the "Serv-Tech Shares") of Serv-Tech, Inc., a Texas corporation ("Serv-Tech") pursuant to the terms of a merger agreement dated March 5, 1997 (the "Serv-Tech Merger Agreement"), among the Registrant, Taro, ST Acquisition Corporation, a wholly owned subsidiary of Taro ("ST Acquisition") and Serv-Tech. In the Serv-Tech Merger, ST Acquisition was merged with and into Serv-Tech and each outstanding Serv-Tech Share was converted into 0.403 Philip Shares. The information required by this Item 2 concerning the Serv-Tech Merger is set forth in the Registrant's Registration Statement on Form F-4, Commission File No. 333-6834, filed with the Commission on June 24, 1997 and which is incorporated by reference as Exhibit 99.2 to this Current Report (the "F-4 Registration Statement")

ITEM 5.  OTHER EVENTS.

In accordance with the terms of the Allwaste Merger Agreement, the board of directors of the Registrant increased the size of the board to 11 persons and elected to the board of directors William E. Haynes, Chairman, C.E.O. and President of Innovative Valve Technologies, Inc. and Robert L. Knauss, Chairman and C.E.O. of Baltic International U.S.A., Inc., to serve until the next annual meeting of shareholders of the Registrant.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(a).  Financial statements of businesses acquired.
The required consolidated financial statements of Allwaste at and for the fiscal years ended August 31, 1996, 1995 and 1994 and at and for the six month periods ended February 28, 1997 and February 29, 1996 are included in the 424(b) Prospectus which is incorporated by reference as Exhibit 99.1 to this Current Report.



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The required consolidated financial statements of Serv-Tech at and for the fiscal years ended December 31, 1996, 1995 and 1994 and at and for the three month periods ended March 31, 1997 and 1996 are included in the Form F-4 Registration Statement which is incorporated by reference as Exhibit 99.2 to this Current Report.

(b).  Pro forma financial information.
The pro forma consolidated balance sheet of the Registrant at March 31, 1997, comprising the consolidated balance sheet of the Registrant at March 31, 1997, the consolidated balance sheet of Allwaste at February 28, 1997 and the consolidated balance sheet of Serv-Tech at March 31, 1997, are included in the 424(b) Prospectus which is incorporated by reference as Exhibit 99.1 to this Current Report

The pro forma consolidated statement of earnings of the Registrant for the three months ended March 31, 1997, comprising the consolidated statement of earnings of the Registrant for the three months ended March 31, 1997, the consolidated statement of operations of Allwaste for the three months ended February 28, 1997 and the consolidated statement of operations of Serv-Tech for the three months ended March 31, 1997; and the pro forma consolidated statement of earnings of the Registrant for the fiscal year ended December 31, 1996, comprising the consolidated statement of earnings of the Registrant for the fiscal year ended December 31, 1996, the consolidated statement of operations of Allwaste for the twelve months ended November 30, 1996 and the consolidated statements of operations of Serv-Tech for the fiscal year ended December 31, 1996, are set forth in the 424(b) Prospectus which is incorporated by reference as Exhibit 99.1 to this Current Report.


Exhibit
Number   Description
-------  -----------

99.1 Registrant's Prospectus filed with the Commission pursuant to Rule 424(b) under the Securities Act of 1933 on June 30, 1997, including the Allwaste Merger Agreement set forth in Annex A thereto, and incorporated herein by reference.

99.2 Registrant's Registration Statement on Form F-4 (File No. 333-6834), filed with the Securities and Exchange Commission on June 24, 1997, including the Serv-Tech Merger Agreement set forth in Appendix A thereto, and incorporated herein by reference.

99.3 Joint Press Release issued by the Registrant on July 30, 1997, announcing stockholder approval of the Allwaste Merger and the Serv-Tech Merger.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto authorized.

                              PHILIP SERVICES CORP.


                         By:  /s/ Colin H. Soule
                              ------------------------
                              Executive Vice President
                                and General Counsel

Dated: August 15, 1997


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                                 EXHIBIT INDEX


Exhibit
Number   Description
-------  -----------


99.1     Registrant's Prospectus filed with the Commission pursuant to Rule
         424(b) under the Securities Act of 1933 on June 30, 1997, including the
         Allwaste Merger Agreement set forth in Annex A thereto, and incorporated herein by reference.

99.2 Registrant's Registration Statement on Form F-4 (File No. 333-6834), filed with the Securities and Exchange Commission on June 24, 1997, including the Serv-Tech Merger Agreement set forth in Appendix A thereto, and incorporated herein by reference.

99.3 Joint Press Release issued by the Registrant on July 30, 1997, announcing stockholder approval of the Allwaste Merger and the Serv-Tech Merger.



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